UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

Panacos Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24241	11-3238476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

134 Coolidge Avenue

Watertown, Massachusetts 02472

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 926-1551

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2008, Panacos Pharmaceuticals, Inc. (“Panacos” or the “Company”) announced its financial results for the quarter ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Item 2.02 of the Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Effective October 31, 2008, Frederick Schmid resigned from his position as Senior Vice President of Commercial Operations and Business Development. Mr. Schmid resigned from his position due to the Company’s strategic decision to seek a development and commercialization partner for its drug candidate, bevirimat. Accordingly, the Company no longer requires the position of Senior Vice President of Commercial Operations and Business Development since it no longer intends to build a commercial infrastructure.

The Company has entered into a Separation Agreement (the “Separation Agreement”) with Mr. Schmid in connection with his resignation. Pursuant to the Separation Agreement, Mr. Schmid will receive his salary paid over a period of six months commencing October 31, 2008. In addition, pursuant to the Separation Agreement, Mr. Schmid has until October 31, 2009, or one year from his resignation, to exercise any vested stock options to purchase the Company’s common stock. In the event that Mr. Schmid chooses to exercise his right under COBRA to continue his participation in the Company’s medical, dental and vision insurance plan, the Company shall pay its normal share of the costs for such coverage for a period of six months beginning on October 31, 2008. Under the Separation Agreement, Mr. Schmid reaffirms his continuing obligations under his existing Employee Inventions, Non-Competition, Non-Disclosure and Non-Solicitation Agreement with the Company.

(e) The disclosure provided under Item 5.02(b) above is incorporated by reference.

The description of the Separation Agreement is qualified in its entirety by its full text, which the Company will file as an exhibit to its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release of Panacos Pharmaceuticals, Inc. dated November 5, 2008, announcing financial results for the quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANACOS PHARMACEUTICALS, INC.

Dated: November 5, 2008

	By:	/s/ Alan W. Dunton
Alan W. Dunton, M.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release of Panacos Pharmaceuticals, Inc. dated November 5, 2008, announcing financial results for the quarter ended September 30, 2008.